                                [SCHRODERS LOGO]

                                    SCHRODER
                              EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2001
                                   (UNAUDITED)

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder Emerging Markets Fund Institutional Portfolio's Investor Shares returned -12.1% for the six months ended April 30, 2001, and its Advisor Shares returned -12.2% for the same period, not including the deduction of purchase and redemption fees of 0.50%. Including the purchase and redemption fees, the Fund's total returns for the six-month period were -12.9% for Investor Shares and -13.1% for Advisor Shares. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index fell by -7.3% during the same time period.

The Fund suffered mainly from negative stock selection, especially the overweight positions in telecommunications stocks in China (China Unicom), Brazil (Embratel, Telesp Cellular) and Korea (Korea Telecom). The Fund benefited from its cash holdings in falling markets and the overweight positions in key technology stocks, including Via Technologies and Samsung Electronics. Overall, we were too optimistic about the outlook for emerging markets at the start of the period, and policy was therefore too aggressive for the market conditions that ensued.

MARKET BACKGROUND

The six months ended April 30 proved a difficult period for equity investors in general, but it was especially problematic in emerging markets. Sensitivity to the global economic backdrop and its export-oriented nature rendered the emerging markets particularly vulnerable. Even though falling interest rates generally benefit emerging markets, they were nevertheless affected by problems in the technology sector, which suffered from a stream of earnings downgrades. Country-specific problems in Turkey and Argentina added to a difficult environment and increased investors' aversion toward riskier assets.

At the beginning of 2001, emerging markets started to outperform developed markets. The U.S. Federal Reserve reacted quickly to slowing global growth and cut interest rates to stimulate demand. Lower interest rates in the U.S. and other major economies suggested that the trough in economic activity was approaching, and this led to a return of market confidence.

PORTFOLIO REVIEW

The main detractor from performance over the period was our overweight positions in the telecommunications sector. We believed that emerging market telecom stocks were more attractively valued and offered better growth prospects than did their developed market counterparts. However, during the six-month period, emerging market telecom stocks were hurt by negative market sentiment surrounding telecoms as a whole. Since the beginning of 2001, we reduced the Fund's position in telecoms. The sale of some of our holdings in this sector partly reflected our move into more interest rate sensitive stocks, such as financials, and some early cyclicals, but it was also a deliberate move to diversify risk in the portfolio.

At the country level, the Fund remained overweighted in Korea, partly through the increase in exposure to Samsung Electronics, which is building a leading position in semiconductors. We expanded holdings in Taiwan to take advantage of attractive valuations. Recent financial sector reform in Taiwan improved investor sentiment and helped to lower the equity risk premium. In India, we took advantage of recent weakness to augment the Fund's holdings in stocks outside the software sector, where the short-term risk to earnings forecasts increased.

The Fund remained underweighted in Argentina following the crisis. The appointment of former Argentine Economy Minister Domingo Cavallo to the President's cabinet added some confidence to the market, but his ability to restart the economy, which is the key to avoiding devaluation and default, is uncertain. We remain cautious even in the face of attempted reforms, as the political situation in Argentina is still unstable. We reduced the Fund's weighting in the Brazilian market, reflecting concerns about contagion from Argentina. Growing political tensions are also hurting Brazil. We increased the Fund's overweight position in Mexico, where the government is committed to carrying out fiscal reform. This commitment should lead to an upgrade in Mexico's investment rating, with the concomitant likelihood of declining real interest rates.


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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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In Europe, the Middle East and Africa (EMEA), the Fund continued to be underweighted in South Africa, as its potential for growth lagged that of other emerging markets. However, we added to cyclical commodity-related stocks such as Amplats and Sappi. We decreased exposure to Turkey, as the political crisis led to very high interest rates and a forced devaluation. We remain cautious, despite current rescue packages, as the political environment there is still unstable. We also reduced the Fund's exposure to the Israeli domestic sector, given political tensions following the appointment of a new government. We continued to find good investment opportunities in Russia, where rising oil revenues - given the continuing strength of oil prices - supported the economy.

OUTLOOK

The key issue for emerging markets remains the timing of a recovery in the U.S. economy. We believe that this pickup will occur later than previous forecasts predicted. While profits and economic data could continue to disappoint in the short term, the anticipation of a global economic recovery should lead to better returns from emerging markets. Historically, these markets have performed well before the recovery occurs, as falling interest rates allow investors to look forward to better times. Currently, there are signs that investors are already beginning to gain this confidence.

With more interest rate declines expected around the world, we will continue to increase exposure to markets and stocks that are likely to benefit the most. We believe that emerging markets will be among the major beneficiaries, given their sensitivity to global growth and interest rates. In addition, shares in these markets are attractively valued relative to their developed market peers. However, we are limiting country-specific risk by focusing on countries with stable political regimes and relatively stable currencies.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. This view is intended to assist shareholders of the Fund in understanding their investment in the Fund and does not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in this report may no longer be held by the Fund and therefore no longer appear in the Schedule of Investments as of April 30, 2001.

PERFORMANCE INFORMATION  - (a)

                                                     ONE YEAR          FIVE YEARS               FROM
                                                      ENDED              ENDED              INCEPTION TO
                                                  APRIL 30, 2001    APRIL 30, 2001(b)     APRIL 30, 2001(c)
                                                  --------------    -----------------     -----------------
Schroder Emerging Markets Fund
   Institutional Portfolio - Investor Shares          -31.23%           -7.55%                 -3.27%
Schroder Emerging Markets Fund
   Institutional Portfolio - Advisor Shares           -31.63            -7.68(d)               -3.43(d)

(a) Reflects the payment of a 0.50% purchase charge (based on the amount purchased) at the time of investment and a 0.50% redemption charge (based on the amount redeemed) deducted at the end of the period shown.
(b)  Average annual total return.
(c) Average annual total return from commencement of Fund operations (March 31, 1995).
(d) Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (November 21, 1996). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.


                                       2
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2001



           COUNTRY WEIGHTINGS

COUNTRY                     % OF NET ASSETS
--------------------------------------------
Korea                             14.3%
Taiwan                            13.2
Mexico                            12.0
Brazil                            10.9
South Africa                       8.4
India                              7.2
Hong Kong                          5.1
Russia                             4.0
Israel                             3.9
Chile                              2.9
Turkey                             2.3
Poland                             2.1
Malaysia                           2.0
Thailand                           1.8
China                              1.1
Hungary                            1.1
Indonesia                          1.0
Greece                             0.8
Philippines                        0.8
Argentina                          0.4
Czech Republic                     0.4
Egypt                              0.3
Peru                               0.1
Zimbabwe                           0.1
Cash Equivalents
   and Other Net Assets            3.8
                                 -----
Total                            100.0%
                                 =====



                  TOP TEN HOLDINGS

  SECURITY                               % OF NET ASSETS
  ------------------------------------------------------
  Samsung Electronics                          3.4%
  Telefonos De Mexico ADR                      2.7
  Taiwan Semiconductor Manufacturing           2.2
  Anglo American Platinum                      2.0
  United Microelectronics                      2.0
  Petroleo Brasileiro ADR                      1.9
  China Mobile (Hong Kong)                     1.8
  Check Point Software Technologies            1.7
  Sasol                                        1.6
  China Unicom                                 1.5
                                              ----
  Total                                       20.8%
                                              ====


                                       3
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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SCHEDULE OF INVESTMENTS
APRIL 30, 2001
(UNAUDITED)

    SHARES                                                      VALUE
    ------                                                      -----

            COMMON STOCKS -- 90.8%
            ARGENTINA -- 0.4%
    21,700  Quilmes Industrial
            (Quinsa) ADR                                     $  202,678
     7,900  Telecom Argentina Stet - France
            Telecom ADR                                         124,425
                                                             ----------
                                                                327,103
                                                             ----------
            BRAZIL -- 6.5%
    39,300  Aracruz Celulose ADR                                558,060
    60,900  Companhia Paranaense de
            Energia-Copel ADR                                   471,975
     2,000  Companhia Siderurgica
            National ADR                                         47,000
    34,150  Companhia Vale do Rio Doce                          799,110
    53,800  Embratel Participacoes ADR                          487,966
    13,200  Gerdau ADR                                          122,232
     9,800  Pao De Acucar CBD ADR                               278,810
    77,600  Petroleo Brasileiro ADR                           1,896,773
     6,800  Tele Celular Sul
            Participacoes ADR                                   132,600
    50,247  Tele Norte Leste
            Participacoes ADR                                   878,318
    27,700  Ultrapar Participacoes                              228,528
     4,000  Unibanco Holdings GDR                                98,400
                                                             ----------
                                                              5,999,772
                                                             ----------
            CHILE -- 2.9%
    29,500  Banco Santiago ADR                                  626,875
    19,400  Compania Cervecerias Unidas                         471,420
    61,825  Compania De Telecom
            Chile ADR (1)                                       882,861
    27,900  Distribution Y Servicio D&S ADR                     404,550
     9,800  Empresa Nacional De
            Electricidad ADR                                    109,270
    10,368  Enersis ADR                                         170,139
                                                             ----------
                                                              2,665,115
                                                             ----------
            CHINA -- 1.1%
    29,700  AsiaInfo Holdings (1)                               371,250
 2,674,000  China Petroleum & Chemical
            (Sinopec)                                           476,582
   868,000  PetroChina                                          185,865
                                                             ----------
                                                              1,033,697
                                                             ----------
            CZECH REPUBLIC-- 0.4%
    21,656  Cesky Telecom (1)                                   205,099
    76,000  CEZ (1)                                             203,060
                                                             ----------
                                                                408,159
                                                             ----------
            EGYPT -- 0.3%
    15,870  Mobilnil                                            248,974
                                                             ----------

            GREECE -- 0.8%
    15,794  Alpha Bank                                          452,829
    19,030  Hellenic Telecommunications
            Organization                                        283,433
                                                             ----------
                                                                736,262
                                                             ----------



    SHARES                                              VALUE
    ------                                              -----

            HONG KONG -- 5.1%
   329,000  China Mobile (Hong Kong) (1)           $ 1,619,901
 1,003,000  China Unicom (1)                         1,395,379
   537,000  CNOOC                                      516,413
   558,000  Hong Kong Exchanges & Clearing           1,001,668
   251,000  Legend Holdings                            199,538
                                                   -----------
                                                     4,732,899
                                                   -----------
            HUNGARY -- 1.1%
    14,750  Magyar Olaj GDR                            202,812
    29,678  Matav Rt. ADR                              495,623
     5,680  OTP Bank Rt. GDR                           271,958
                                                   -----------
                                                       970,393
                                                   -----------
            INDIA -- 7.2%
    99,500  HDFC Bank                                  489,213
   140,810  Hindustan Lever                            632,938
    88,000  ICICI                                      154,841
    52,200  ICICI Bank                                 174,056
    10,600  Infosys Technologies                       847,683
    43,152  ITC                                        772,184
    56,100  Mahanagar Telephone Nigam                  179,692
    74,000  Ranbaxy Laboratories                       791,514
    97,190  Reliance Industries                        712,996
   121,500  Satyam Computer Services                   562,874
   191,200  State Bank of India                        857,399
    68,400  Videsh Sanchar Nigam                       462,280
                                                   -----------
                                                     6,637,670
                                                   -----------
            INDONESIA -- 1.0%
   423,000  HM Sampoerna                               453,995
 2,055,000  Indofood Sukses Makmur (1)                 132,866
 1,490,380  Telekomunikasi Indonesia                   308,354
                                                   -----------
                                                       895,215
                                                   -----------
            ISRAEL -- 3.9%
   167,460  Bank Hapoalim                              420,169
   150,810  Bank Leumi Le-Israel                       317,821
   200,700  BEZEQ Israeli
            Telecommunication                          284,078
    24,185  Check Point Software
            Technologies (1)                         1,517,125
    15,810  ECI Telecom                                107,824
     5,370  Nice Systems (1)                            62,024
    16,170  Teva Pharmaceutical Industries             880,456
                                                   -----------
                                                     3,589,497
                                                   -----------
            KOREA -- 13.6%
   124,700  Good Morning Securities (1)                563,375
    96,000  Hana Bank                                  457,767
   408,100  Hynix Semiconductor (1)                  1,048,913
    44,600  Hyundai Motor                              697,615
    43,105  Kookmin Bank                               510,583
    78,470  Korea Electric Power
            (KEPCO) ADR                              1,355,499
    12,520  Korea Telecom ADR                          598,906
    53,800  LG Electronics                             571,906
    23,100  Pohang Iron & Steel                        799,520
    17,964  Samsung Electronics                      3,123,580
    31,230  Samsung Securities                         820,469
    71,300  Shinhan Bank                               633,417
     7,620  SK Telecom                               1,310,501
                                                   -----------
                                                    12,492,051
                                                   -----------


    The accompanying notes are an integral part of the financial statements.


                                       4
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001
(UNAUDITED)

    SHARES                                            VALUE
    ------                                            -----
            MALAYSIA -- 2.0%
   259,000  Digi.com (1)                          $   361,233
   195,000  Genting                                   410,522
    83,500  Malayan Banking                           215,340
   141,000  Resorts World                             192,945
   170,000  Telekom Malaysia                          402,627
    85,000  Tenaga Nasional                           216,971
                                                  -----------
                                                    1,799,638
                                                  -----------
            MEXICO -- 12.0%
    73,200  America Movil ADR (1)                   1,346,880
    41,633  Cemex ADR                                 964,637
     9,800  Coca-Cola Femsa ADR                       191,100
   102,300  Fomento Economico Mexico                  393,537
   702,600  Grupo Financiero Banamex
            Accival                                 1,291,401
 1,256,100  Grupo Financiero BBVA
            Bancomer (1)                            1,009,061
   410,500  Grupo Modelo                            1,131,768
    28,400  Grupo Televisa GDS (1)                  1,080,052
    72,300  Telefonos De Mexico ADR                 2,501,580
   484,900  Wal-Mart De Mexico                      1,085,242
                                                  -----------
                                                   10,995,258
                                                  -----------
            PERU -- 0.1%
     7,600  Compania de Minas
            Buenaventura                              114,456
                                                  -----------

            PHILIPPINES -- 0.8%
 2,228,000  Ayala Land                                234,070
    39,040  Philippine Long Distance
            Telephone                                 524,077
                                                  -----------
                                                      758,147
                                                  -----------
            POLAND -- 2.1%
    11,600  Bank Pekao GDR (1)                        197,200
    41,340  Elektrim (1)                              286,899
    22,570  KGHM Polska Miedz GDR (1)                 229,086
    27,200  Polski Koncern Naftowy GDR                272,000
    15,540  Powszechny Bank Kredytowy GDR             406,216
   100,960  Telekomunikacja Polska GDR                540,136
                                                  -----------
                                                    1,931,537
                                                  -----------
            RUSSIA -- 3.7%
    47,100  AO Mosenergo ADR                          156,843
    26,095  Lukoil ADR                              1,085,552
     8,041  Mobile Telesystems ADR (1)                230,777
     9,900  Rostelecom ADR                             47,421
    73,450  Surgutneftegaz                            837,330
    76,890  Unified Energy Systems GDR                843,483
    12,130  Vimpel-Communications
            ADR (1)                                   189,228
                                                  -----------
                                                    3,390,634
                                                  -----------
            SOUTH AFRICA-- 8.4%
   135,300  ABSA Group                                593,360
   621,600  African Bank Investments (1)              678,600
    41,720  Anglo American Platinum                 1,873,880
   121,862  Dimension Data Holdings (1)               566,356
   364,415  LA Group (1)                               49,104
 3,793,271  Metro Cash & Carry                        548,993



    SHARES                                                    VALUE
    ------                                                    -----
SOUTH AFRICA -- (CONCLUDED)
     82,500  Naspers                                      $   272,769
  1,404,293  Profurn                                          247,043
    490,181  Sanlam                                           590,172
     91,500  Sappi                                            836,797
    166,600  Sasol                                          1,496,589
                                                          -----------
                                                            7,753,663
                                                          -----------
             TAIWAN -- 13.2%
     78,637  Ambit Microsystems                               475,451
    154,000  Asustek Computer                                 699,499
    172,000  Cathay Life Insurance                            253,452
    689,000  China Development Industrial Bank                613,356
    621,000  China Trust Commercial Bank                      452,823
    292,000  Compal Electronics                               496,817
    117,400  Compeq Manufacturing                             358,476
    100,000  Delta Electronics                                303,826
    112,900  Hon Hai Precision Industry                       662,028
    283,000  Macronix International                           434,213
     39,600  Powerchip Semiconductor GDR                      367,290
    103,000  Realtek Semiconductor                            557,035
    245,000  Silicon Integrated Systems                       398,240
     59,000  Sunplus Technology                               290,397
    306,000  Taiwan Cellular                                  483,448
    736,160  Taiwan Semiconductor
             Manufacturing                                  2,035,349
  1,166,600  United Microelectronics                        1,860,830
     47,500  Via Technologies                                 447,384
    535,000  Winbond Electronics (1)                          627,432
    224,000  Yageo                                            296,729
                                                          -----------
                                                           12,114,075
                                                          -----------
             THAILAND -- 1.8%
     79,000  Advanced Info Service                            800,306
    106,000  PTT Exploration & Production                     244,052
     45,000  Siam Cement (1)                                  386,799
    727,658  TelecomAsia (1)                                  212,296
                                                          -----------
                                                            1,643,453
                                                          -----------
             TURKEY -- 2.3%
  4,070,095  Anadolu Efes Biracilik ve
             Malt Sanayii                                     204,221
 26,394,193  Dogan Yayin Holding                              103,393
 49,300,750  Garanti Bankasi (1)                              256,051
 32,400,000  Hurriyet Gazetecilik ve Matbaacilik              171,126
  3,153,780  Migros Turk T.A.S.                               252,635
 39,775,500  Turkiye Is Bankasi (Isbank)                      525,204
 32,882,500  Vestel Electronik Sanayi
             ve Ticaret                                       112,888
             103,455,812 Yapi Ve Kredi Bankasi                482,671
                                                          -----------
                                                            2,108,189
                                                          -----------
             ZIMBABWE -- 0.1%
    836,000  Econet Wireless
             Holdings (1) (2)                                 112,860
                                                          -----------

             TOTAL COMMON STOCKS
             (Cost $91,970,547)                            83,458,717
                                                          -----------


    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001
(UNAUDITED)

  SHARES                                                VALUE
  ------                                                -----
            PREFERRED STOCKS -- 4.4%
            BRAZIL -- 4.4%
87,998,376  Banco Bradesco                           $  504,277
 4,830,000  Banco Itau                                  391,614
88,237,000  Brasil Telecom                              724,070
27,480,000  Centrais Electricas Brasileiras             433,654
 4,033,000  Compania de Bebidas das
            Americas (Ambev)                            993,912
 2,000,000  Duratex                                      52,221
 5,077,960  Eletropaulo Electricidad de
            Sao Paulo                                   155,848
14,500,000  Gerdau                                      134,104
92,276,630  Telesp Celular Participacoes                642,077
                                                     ----------

            TOTAL PREFERRED STOCKS
            (Cost $4,138,678)                         4,031,777
                                                     ----------

            WARRANTS -- 1.0%
            KOREA -- 0.7%
    54,000  Korea Tobacco & Ginseng (1)                 627,615
                                                     ----------

            MEXICO -- 0.0%
     6,125  Cemex (1)                                     9,800
                                                     ----------

            RUSSIA -- 0.3%
    21,310  Norilsk Nickel (1)                          266,375
                                                     ----------

            TOTAL WARRANTS
            (Cost $905,633)                             903,790
                                                     ----------



  SHARES                                                VALUE
  ------                                                -----
            SHORT-TERM INVESTMENT -- 2.4%
 2,229,644  SSgA U.S. Government Money
            Market Fund 4.586% (3)

            (Cost $2,229,644)                        $  2,229,644
                                                     ------------

            TOTAL INVESTMENTS
            (Cost $99,244,502)-- 98.6%                 90,623,928
            OTHER ASSETS LESS
            LIABILITIES -- 1.4%                         1,332,772
                                                     ------------
            TOTAL NET
            ASSETS-- 100%                            $ 91,956,700
                                                     ============


(1)  Denotes non-income producing security.
(2)  Deemed illiquid security.
(3)  Interest rate shown is 7-day yield as of April 30, 2001.
ADR ___ American Depository Receipts
GDR ___ Global Depository Receipts
GDS ___ Global Depository Shares


                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL

                                                                                                UNREALIZED
                                                                         UNDERLYING            APPRECIATION
   CONTRACT DATE           CURRENCY                  UNITS               FACE AMOUNT          (DEPRECIATION)*
   -------------           --------                  -----               -----------          ---------------

     06/21/01          South Korean Won          5,845,275,200          $   4,439,000          $         864
     05/24/01          Mexican Peso                 13,763,000              1,386,407                (75,953)
                                                                        -------------          -------------
                                                                        $   5,825,407          $     (75,089)
                                                                        =============          =============

* Does not include foreign currency spot contracts sold with unrealized depreciation of $372 or foreign currency spot contracts purchased with unrealized appreciation of $19.


    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001
(UNAUDITED)


ASSETS
Investments in securities, at value - Note 2 .........          $  90,623,928
Foreign currency, at value ...........................              1,376,804
Dividends and tax reclaims receivable ................                324,595
Interest receivable ..................................                  2,822
Receivable for securities sold .......................              1,002,078
Receivable for foreign currency contracts sold .......                    883
Receivable for Fund shares sold ......................                  3,992
Prepaid expenses .....................................                 36,141
Due from Investment Adviser - Note 3 .................                130,325
                                                                -------------
   TOTAL ASSETS ......................................             93,501,568
                                                                -------------
LIABILITIES
Payable for securities purchased .....................              1,094,150
Payable for foreign currency contracts purchased .....                 76,325
Payable for Fund shares redeemed .....................                     62
Advisory fee payable - Note 3 ........................                 72,291
Administration fee payable - Note 3 ..................                  7,318
Shareholder servicing fee payable - Note 4 ...........                 17,282
Accrued expenses and other liabilities ...............                277,440
                                                                -------------
    TOTAL LIABILITIES ................................              1,544,868
                                                                -------------
    NET ASSETS .......................................          $  91,956,700
                                                                =============

NET ASSETS
Capital paid-in ......................................          $ 144,623,359
Undistributed net investment income ..................                174,268
Accumulated net realized loss on investments
  and foreign currency transactions ..................            (43,741,716)
Net unrealized depreciation on investments
    and foreign currency translations ................             (9,099,211)
                                                                -------------
    NET ASSETS .......................................          $  91,956,700
                                                                =============

Investor Shares:
  Net Assets .........................................          $  75,176,288
  Net asset value, offering and redemption
    price per share - Note 5 .........................          $        8.05
  Total shares outstanding at end of period ..........              9,341,670

Advisor Shares:
  Net Assets .........................................          $  16,780,412
  Net asset value, offering and redemption
    price per share - Note 5 .........................          $        8.07
  Total shares outstanding at end of period ..........              2,078,107

Cost of securities ...................................          $  99,244,502
Cost of foreign currency .............................          $   1,376,925


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001
(UNAUDITED)


INVESTMENT INCOME
Dividend income ........................................          $  1,072,911
Interest income ........................................                70,108
Foreign taxes withheld .................................              (102,185)
                                                                  ------------
    TOTAL INVESTMENT INCOME ............................             1,040,834
                                                                  ------------
EXPENSES
Investment advisory fees - Note 3 ......................               501,901
Shareholder servicing fees - Note 4 ....................                23,042
Administrative fees - Note 3 ...........................                50,190
Subadministration fees - Note 3 ........................                57,466
Custodian fees .........................................               266,034
Audit fees .............................................                30,378
Legal fees .............................................                30,100
Trustees fees ..........................................                13,390
Transfer agent fees ....................................                14,306
Printing fees ..........................................                12,397
Registration fees ......................................                 5,394
Insurance ..............................................                 4,464
Other ..................................................                 5,684
                                                                  ------------
    TOTAL EXPENSES .....................................             1,014,746
Expenses borne by Investment Adviser - Note 3 ..........              (401,080)
                                                                  ------------
    NET EXPENSES .......................................               613,666
                                                                  ------------
    NET INVESTMENT INCOME ..............................               427,168
                                                                  ------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments sold (a) ..............           (14,028,228)
Net realized loss on foreign currency transactions .....              (276,282)
                                                                  ------------
    Net realized loss on investments and foreign
        currency transactions ..........................           (14,304,510)
                                                                  ------------
Change in net unrealized appreciation on
  investments ..........................................               818,239
Change in net unrealized depreciation on
  foreign currency translations ........................              (135,668)
                                                                  ------------
    Net change in unrealized appreciation on
      investments and foreign currency translations.....               682,571
                                                                  ------------
    NET GAIN (LOSS) ....................................           (13,621,939)
                                                                  ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................          $(13,194,771)
                                                                  ============


(a) Includes capital gains taxes for sales of Thailand securities in the amount of $200.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SIX MONTHS ENDED
                                                                        APRIL 30, 2001        FOR THE YEAR ENDED
                                                                          (UNAUDITED)          OCTOBER 31, 2000
                                                                       ----------------       ------------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
     Net investment income ....................................          $     427,168           $     198,366
     Net realized gain (loss) on investments
         and foreign currency transactions ....................            (14,304,510)             25,303,088
     Change in net unrealized appreciation (depreciation)
          on investments and foreign currency translations ....                682,571             (32,905,277)
                                                                         -------------           -------------
     Net decrease in net assets
       resulting from operations ..............................            (13,194,771)             (7,403,823)
                                                                         -------------           -------------
   Distributions to shareholders from:
     Net investment income - Investor Shares ..................               (147,782)             (2,380,745)
     Net investment income - Advisor Shares ...................                     --                (312,080)
                                                                         -------------           -------------
       Total distributions to shareholders ....................               (147,782)             (2,692,825)
                                                                         -------------           -------------
   Capital share transactions: (Note 5)
     Sale of shares - Investor Shares .........................              1,256,456              64,853,117
     Sale of shares - Advisor Shares ..........................              2,311,662               6,955,519
     Reinvestment of distributions - Investor Shares ..........                118,715               1,603,580
     Reinvestment of distributions - Advisor Shares ...........                     --                 312,080
     Redemption of shares - Investor Shares ...................             (5,111,875)           (181,333,349)
     Redemption of shares - Advisor Shares ....................             (3,704,145)            (20,361,825)
                                                                         -------------           -------------
     Net increase (decrease) from capital share transactions...             (5,129,187)           (127,970,878)
                                                                         -------------           -------------
     TOTAL DECREASE IN NET ASSETS .............................            (18,471,740)           (138,067,526)
                                                                         -------------           -------------
   Net Assets
     Beginning of period ......................................            110,428,440             248,495,966
                                                                         -------------           -------------
     End of period ............................................          $  91,956,700           $ 110,428,440
                                                                         =============           =============

   Undistributed (distributions in excess of)
     net investment income ....................................          $     174,268           $    (105,118)
                                                                         =============           =============

   CHANGES IN FUND SHARES
   Investor Share transactions:  (Note 5)
     Sales of shares ..........................................                143,028               5,346,171
     Reinvestment of distributions ............................                 13,756                 131,982
     Redemptions of shares ....................................               (600,052)            (15,901,969)
                                                                         -------------           -------------
   Net decrease in Investor Shares ............................               (443,268)            (10,423,816)
                                                                         =============           =============

   Advisor Share transactions:  (Note 5)
     Sales of shares ..........................................                250,735                 556,634
     Reinvestment of distributions ............................                     --                  25,518
     Redemptions of shares ....................................               (429,961)             (1,692,244)
                                                                         -------------           -------------
   Net decrease in Advisor Shares .............................               (179,226)             (1,110,092)
                                                                         =============           =============


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                            SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
                                             APRIL 30, 2001     -------------------------------------------------------------------
                                               (UNAUDITED)        2000            1999             1998         1997         1996
                                            ----------------      ----            ----             ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD ....      $  9.17        $ 10.53         $   7.77         $  11.08     $  11.06     $  10.63
                                                 -------        --------        --------         --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS: (a)
  Net Investment Income ...................         0.04           0.01 (d)         0.06             0.12         0.06         0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments and
    Foreign Currency Transactions .........        (1.14)         (1.25)            2.75            (3.39)       (0.03)        0.43
                                                 -------        --------        --------         --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS ........        (1.10)         (1.24)            2.81            (3.27)        0.03         0.45
                                                 -------        --------        --------         --------     --------     --------
LESS DISTRIBUTIONS:
  From Net Investment Income ..............        (0.02)         (0.12)           (0.05)           (0.04)       (0.01)       (0.02)
                                                 -------        --------        --------         --------     --------     --------
  Total Distributions .....................        (0.02)         (0.12)           (0.05)           (0.04)       (0.01)       (0.02)
                                                 -------        --------        --------         --------     --------     --------
NET ASSET VALUE AT END OF PERIOD ..........      $  8.05        $  9.17         $  10.53         $   7.77     $  11.08     $  11.06
                                                 =======        ========        ========         ========     ========     ========

TOTAL RETURN (b) ..........................       (12.06)% (f)   (12.07)%          36.27%          (29.64)%       0.27%        4.22%
RATIOS & SUPPLEMENTARY DATA
  Net Assets at End of Period (000's) .....      $75,176        $ 89,681        $212,859         $111,463     $179,436     $167,570
  Ratios to Average Net Assets: (a)
    Expenses including reimbursement/
      waiver of fees ......................         1.18% (e)      1.18%            1.27%            1.36%        1.41%        1.60%
    Expenses excluding reimbursement/
      waiver of fees ......................         1.97% (e)      1.72%            1.33%            1.64%        1.62%        1.71%
    Net investment income including
      reimbursement/waiver of fees ........         0.90% (e)      0.11%            0.85%            1.11%        0.51%        0.36%
  Portfolio Turnover Rate (c) .............           59% (f)       126%              77%              67%          43%         103%

(a) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Since June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(b) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3).
(c) The portfolio turnover rates for the years through October 31, 1998 represent the turnover of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover rate of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio, and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(d)  Based on average share method.
(e)  Annualized.
(f)  Not annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:


                                                     SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                                      APRIL 30, 2001      ---------------------------------------     OCTOBER 31,
                                                        (UNAUDITED)        2000            1999            1998        1997 (a)
                                                     ----------------      ----            ----            ----      ------------
NET ASSET VALUE AT BEGINNING OF PERIOD .........          $  9.19         $ 10.58         $  7.79         $ 11.11       $ 11.28
                                                          -------         -------         -------         -------       -------
  INCOME FROM INVESTMENT OPERATIONS: (b)
     Net Investment Income (Loss) ..............             0.03           (0.01)           0.05            0.08          0.03
     Net Realized and Unrealized Gain (Loss)
       on Investments and Foreign Currency
       Transactions ............................            (1.15)          (1.29)           2.75           (3.39)        (0.19)
                                                          -------         -------         -------         -------       -------
     TOTAL FROM INVESTMENT OPERATIONS ..........            (1.12)          (1.30)           2.80           (3.31)        (0.16)
                                                          -------         -------         -------         -------       -------
LESS DISTRIBUTIONS:
     From Net Investment Income ................            (0.00)          (0.09)          (0.01)          (0.01)        (0.01)
                                                          -------         -------         -------         -------       -------
     Total Distributions .......................            (0.00)          (0.09)          (0.01)          (0.01)        (0.01)
                                                          -------         -------         -------         -------       -------
NET ASSET VALUE AT END OF PERIOD ...............          $  8.07         $  9.19         $ 10.58         $  7.79       $ 11.11
                                                          =======         =======         =======         =======       =======

TOTAL RETURN (c) ...............................           (12.19)%        (12.47)%         36.05%         (29.81)%       (1.42)%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's) .......          $16,780         $20,748         $35,637         $20,472       $25,280
     Ratios to Average Net Assets: (b)
          Expenses including reimbursement/
             waiver of fees ....................             1.43% (d)       1.43%           1.52%           1.61%         1.66%(d)
          Expenses excluding reimbursement/
             waiver of fees ....................             2.27% (d)       2.00%           1.60%           1.97%         2.03%(d)
          Net investment income (loss) including
             reimbursement/waiver of fees ......             0.62% (d)      (0.14)%          0.70%           0.82%         0.27%(d)
     Portfolio Turnover Rate (e) ...............               59% (g)        126%             77%             67%           43%(f)


(a)  Advisor Shares were first issued on November 21, 1996.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Since June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the periods through October 31, 1998 represent the turnover of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f) Represents the Portfolio's portfolio turnover rate for the entire fiscal year ended October 31, 1997.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

NOTE  1 - ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares, which are divided into seven investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), which is a non-diversified portfolio that commenced operations on March 31, 1995. The Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 2001, the Fund had both Investor Shares and Advisor Shares outstanding.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust which are in conformity with accounting principles generally accepted in the United States of America:

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is the Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on certain foreign countries are accrued on realized gains and unrealized appreciation.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc. ("SIMNA"), the Fund's investment adviser, or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and net realized capital gains are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Investment income, common expenses of the Fund and gains/losses on investments are allocated to both classes of the Fund based on the respective daily net assets of each class. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Dividends, if any, paid by the Fund on its two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

FEDERAL INCOME TAXES: It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

As of October 31, 2000, the Fund had the following net tax basis capital loss carryforwards for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                Expiration Dates
         Amount                                    October 31,
         ------                                 ----------------
      $22,336,473                                     2006
        2,676,279                                     2007
        1,960,786                                     2008

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies, foreign currencies, losses deferred due to wash sales and excise tax regulations.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency contract transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTE 3 - INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund. In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates:
0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2001, to the extent that the Fund's net expenses attributable to its Investor and Advisor Shares exceed 1.18% and 1.43%, respectively (based on each class' average daily net assets).

NOTE 4 - SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Service Plan (the "Plan") for its Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. For providing, or arranging for, the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

NOTE 5 - PURCHASE AND REDEMPTION FEES

Purchases and redemptions of Fund shares are subjected to a fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs that the Fund incurs (either directly or indirectly) as a result of its investment in, or sale of, portfolio securities. These charges, which are not sales charges, are retained by the Fund and not paid to Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shares redeemed amounts, respectively, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The purchase and redemption fees paid to the Fund for each class were as follows for the periods shown:

                                            INVESTOR SHARES                      ADVISOR SHARES
                                       PURCHASE         REDEMPTION         PURCHASE         REDEMPTION
                                       --------         ----------         --------         ----------
         For the Six Months Ended
          April 30, 2001               $  6,251          $ 25,656          $ 11,481          $ 12,746

         For the Year Ended
          October 31, 2000              317,715           903,692            34,857           100,238

NOTE 6 - TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors will receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 7 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of non-government investments, excluding short-term securities for the Fund, for the period ended April 30, 2001 were $57,620,981 and $57,909,721, respectively.

At April 30, 2001, the identified cost for federal income tax purposes of investments owned by the Fund was $99,641,982 with net unrealized depreciation of $9,018,054. Gross unrealized appreciation and depreciation were $6,804,776 and $15,822,830, respectively.

NOTE 8 - CONCENTRATION OF RISK

The Fund's investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these countries may have disruptive effects on the market prices of the Fund's investments.

NOTE 9 - BENEFICIAL INTEREST

As of April 30, 2001, the Fund had 6 Investor and 1 Advisor shareholders owning beneficially or of record 84.82% and 92.50% of those classes of shares of the Fund, respectively.

NOTE 10 - LINE OF CREDIT

     The Trust and other Schroder Funds managed by SIMNA (the "Participants"), share in a $30 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.10%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Participant's investment policies and to the extent amounts remain available for borrowing under that facility, each Participant may borrow up to a maximum of 33 percent of its net assets under the agreement. For the six months ended April 30, 2001, the Fund had no borrowings against the line of credit.

INVESTMENT ADVISER

Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRUSTEES

Sharon L. Haugh, Chairman
Catherine A. Mazza, Vice Chairman
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRANSFER & SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Ropes & Gray


Schroder Emerging Markets Fund Institutional Portfolio
P.O. Box 8507
Boston, MA  02266
800-464-3108


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The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus, which contains important information concerning the Fund.
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EMU0601SAR